UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 21, 2021

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact Name of Registrant as Specified in its Charter)

Not Applicable	033-80655	06-1436334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT	06382
(Address of Principal Executive Offices)	(Zip Code)

(860) 862-8000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Indicate by check Name of each exchange on which registered
None	None	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2021, the Mohegan Tribal Gaming Authority d/b/a Mohegan Gaming & Entertainment (the “Company”) announced that Haven Pope has joined the Company as its Chief Accounting Officer, in which capacity he will serve as the Company’s principal accounting officer. Mr. Pope, age 44, previously served from November 2013 to November 2021 at Caesars Entertainment, Inc., most recently as the Senior Director of Accounting & Internal Controls. While at Caesars, Mr. Pope led a team of professionals covering multiple centralized accounting functions across the Caesars Entertainment brand, specializing in technical accounting, accounting policies, internal controls and financial reporting. Additionally, Mr. Pope led strategic finance transformation projects and directed accounting compliance for most areas of the entertainment resort brand. Prior to joining Caesars, Mr. Pope worked for CarMax, Inc., Deloitte & Touche LLP and Cherry, Bekaert & Holland, LLP, with significant experience in technical accounting, accounting policies, internal controls, financial reporting, finance transformation and an array of financial auditing and reporting.

For his service as Chief Accounting Officer of the Company, Mr. Pope will receive a base annual salary of $350,000, a sign-on payment in the amount of $5,000, a relocation allowance of $10,000 and other potential relocation benefits, and will be entitled to participate in the Company’s incentive compensation program, payable at the discretion of the Management Board of the Company, with a target bonus percentage of 35% of annual base salary.

On December 21, 2021, the Company issued a press release announcing the appointment of Mr. Pope as Chief Accounting Officer of the Company as described in this Item 5.02, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The press release and related information also may be found on the Company’s website at www.mohegangaming.com, under the “News” section.

Section 9 Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this Current Report:

99.1	Press Release of Mohegan Gaming & Entertainment, dated December 21, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2021	MOHEGAN TRIBAL GAMING AUTHORITY
D/B/A MOHEGAN GAMING & ENTERTAINMENT

	By:	/s/ Ralph James Gessner Jr.
	Name:	Ralph James Gessner Jr.
	Title:	Chairman, Management Board